THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS, NOR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THOSE SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

                                   CBCOM, INC.

                           Convertible Promissory Note
                               Due April 24, 2001

$53,000 (plus                                          Date:  April 23,  2000
additional Loaned Funds)

                  CBCOM, INC. (the "Company"), a Delaware corporation, for value received, hereby promises to pay to Max Sun ("Lender"), the amount of the Loaned Funds (as defined below) unpaid and outstanding from time to time, with interest on the unpaid balance of such principal amount as described below. The full unpaid principal amount of the Loaned Funds plus interest will be due and payable on April 23, 2001 (the "Maturity Date"). Payment of interest and principal shall be made in lawful money of the United States of America at the principal office of the Lender or at such other place as the Lender shall have designated to the Company in writing. In the event the Maturity Date is not a business day in Los Angeles, California, payment shall be made on the next succeeding business day.

1. Loaned Funds.  Lender has extended credit to the Company,  and is expected to
   ------------
continue to extend credit to the Company ("Loan"), which Loan is evidenced by this Note. The principal amount of the Loan shall include (a) the initial loan of $53,000, and (b) any other loans or advances Lender agrees, in its sole discretion, to make to the Company that are not covered by any other agreement between the Company and Lender. Each month that Lender makes advances or loans to the Company, the Company shall enter the amount of those advances or loans at Exhibit A of this Note, and shall have Lender acknowledge that installment on that exhibit. The aggregate of unpaid loans and advances listed on Exhibit A from time to time shall be referred to as "Loaned Funds."

2.  Interest . This Note shall bear  interest at the rate of seven  percent (7%)
    --------
per annum on the unpaid principal balance of Loaned Funds outstanding from time to time. Interest will commence on any installment of Loaned Funds from the date set forth in Exhibit A, and continue through the date on which such unpaid principal balance is repaid in full. Throughout the term of this Note, interest shall be calculated on the basis of a 365-day year and shall be computed for the actual number of days in the period for which interest is charged.

3.       Conversion.
         ----------
         3.1 Conversion  Rights. The unpaid principal amount of this Note may be
             ------------------
converted into shares of the Company's Common Stock, at the election of the Lender, at any time prior to the close of business on the business day prior to the Maturity Date, at the conversion price of $1.00 per share, as may be adjusted in accordance with section 4 hereof (such conversion price, as so adjusted and in effect at any time, herein called the "Conversion Price"), into the number of fully paid and nonassessable shares of the Company's Common Stock determined by dividing the principal amount to be so converted by the Conversion Price in effect at the time of such conversion. If the Lender converts some or all of this Note from time to time, he shall be entitled to receive the interest accrued to the conversion date on that portion of this Note so converted, in cash or in stock at the Company's option.

         3.2 Notice of Conversion;  New Note. This Note may be converted in full
             -------------------------------
or in part by the Lender prior to the Maturity Date by surrender of this Note with the notice of conversion annexed hereto duly executed by Lender (specifying the portion of the principal amount thereof to be converted in the case of a partial conversion) to the Company. Upon any partial conversion of this Note, the Company will make the appropriate entry evidencing such partial conversion at Exhibit A, and the amount of principal and interest (if any) represented by such conversion shall be reduced from the then-outstanding amount of Loaned Funds. Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which this Note and notice of conversion shall have been so surrendered to the Company.

         3.3 Delivery of Stock  Certificates;  Fractional Shares. As promptly as
             ---------------------------------------------------
practicable after the conversion of this Note in full or in part, and in any event within 30 days thereafter, the Company at its expense will issue and deliver to the Lender a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, plus, in lieu of any fractional share to which the Lender would otherwise be entitled, cash equal to such fraction of the Conversion Price.

4.       Adjustment of Conversion Price.
         ------------------------------
         4.1 Adjustments for Stock Splits, etc. In the event the Company shall at any time undergo a stock split, stock dividend or other combination or subdivision that does not involve payment of consideration for such shares, the Conversion Price in effect immediately prior to such change shall be proportionately decreased. In the event the Company shall at any time combine its outstanding Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased. Any adjustment shall become effective at the close of business on the date that such subdivision or combination shall become effective.

         4.2  Certificate as to  Adjustments.  In the case of each adjustment or
              ------------------------------
readjustment of the Conversion Price pursuant to this Section 4, the Company will promptly compute such adjustment or readjustment in accordance with the
terms  hereof  and  cause  a  certificate   setting  forth  such  adjustment  or
readjustment and showing in detail the facts upon which such adjustment or readjustment is based to be delivered to the Lender.

         4.3  Notices.  In the event of: (a) any capital  reorganization  of the
              -------
Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation or merger involving the Company, or (b) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, the Company will mail to the Lender at least 10 days prior to the earliest date specified therein, a notice specifying the date and a brief description of the event in question.


         4.4  Reservation of Stock  Issuable on Conversion.  The Company will at
              --------------------------------------------
all times prior to the Maturity Date reserve and keep available, solely for issuance and delivery upon the conversion of this Note, all shares of Common Stock from time to time issuable upon the conversion of this Note. All shares of Common Stock issuable upon conversion of this Note shall be duly authorized and, when issued, validly issued, fully paid and nonassessable.


5.       Consolidation, Merger, Sale of Assets, Reorganization, etc. In case the
         ----------------------------------------------------------
Company consolidates with or merges into any other corporation and shall not be the continuing or surviving corporation of such consolidation or merger, the Company, at its option, may redeem the Note or make proper provision so that the Lender will upon conversion of this Note receive shares of equity securities of the surviving entity as nearly equivalent as possible in kind and value to the Common Stock into which this Note would otherwise be convertible immediately prior to the date of such consolidation or merger, provided that in the second case the surviving entity shall agree to remain liable under the Note until such conversion is finished.

6.       Default.
         -------
         6.1 Events of Default.  Each of the following  events shall be an Event
             -----------------
of Default hereunder: (a) default in the payment of any principal or interest on the Note when due, continued for 30 days; or (b) if the Company or any subsidiary shall make an assignment for the benefit of creditors, or shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statue, law or regulation, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, or commence voluntary or involuntary dissolution proceedings. If an event of default under the Note occurs and is continuing for a period of more than ten days, the Lender of the Note may declare the Note immediately due and payable.

         6.2  Remedies on  Default,  etc. In case of a default in the payment of
              --------------------------
any principal of or interest on this Note, the Company will pay to the Lender thereof the amount owing together with (a) simple interest at the rate per annum equal to the lower of (x) 15% and (y) the maximum rate permitted under applicable law on the amounts past due, and (b) such additional amount as shall be sufficient to cover the cost and expenses of collection, including, without limitation, reasonable attorneys' fees, expenses and disbursements. No right, power or remedy conferred by this Note upon Lender shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

7.  Application of Payments.  Payments  received by Lender pursuant to the terms
    -----------------------
hereof shall be applied in the following manner: First, to the payment of all out of pocket expenses, charges, costs and fees incurred by or payable to Lender and for which the Company is obligated pursuant to the terms hereof; second, to the payment of all interest accrued to the date of such payment; and third, to the payment of principal. Notwithstanding anything to the contrary contained herein, after the occurrence and during the continuation of an Event of Default, all amounts received by Lender from any party shall be applied in such order as Lender, in its sole discretion, may elect.

8.  Amendment of Note.  The  provisions  of this Note may be amended or modified
    -----------------
only with written consent of the Company and the Lender.

9. Waiver. The Company hereby waives diligence, presentment, protest and demand,
   ------
notice of protest, dishonor and nonpayment of this Note and expressly agrees that, without in any way affecting the liability of the Company hereunder, Lender may extend any maturity date or the time for payment of any installment due hereunder, accept additional security, release any party liable hereunder and release any security now or hereafter securing this Note. The Company further waives, to the full extent permitted by law, the right to plead any and all statutes of limitations as a defense to any demand on this Note.

10.  Attorney's  Fees.  If this  Note is not paid  when  due or if any  Event of
     ----------------
Default occurs, the Company promises to pay all costs of enforcement and collection, including, but not limited to, Lender's attorney's fees, whether or not any action or proceeding is brought to enforce the provisions hereof.

11. Severability.  Every provision of this Note is intended to be severable.  In
    ------------
the event any term or provision hereof is declared by a court of competent jurisdiction to be illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

12.  Choice of Law.  This Note shall be governed by and  construed in accordance
     -------------
with the laws of the State of California. Any and all disputes arising under this Note shall be adjudicated in the appropriate court in the county of Los Angeles, California, and all parties submit to jurisdiction of such court for resolution of such disputes.

13. Interest Rate Limitation.  It is the intent of the Company and Lender in the
    ------------------------
execution of this Note and all other instruments securing this Note that the loan evidenced hereby be exempt from the restrictions of the usury laws of the State of California. In the event that, for any reason, it should be determined that the California usury law is applicable to the loan, the Company and Lender stipulate and agree that none of the terms and provisions contained herein shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws of the State of California. In such event, if the Lender shall collect monies which are deemed to constitute interest which would otherwise increase the effective interest rate on this Note to a rate in excess of the maximum rate permitted to be charged by the laws of the State of California, all such sums deemed to constitute interest in excess of such maximum rate shall, at the option of Lender, be credited to the payment of the sums due hereunder or returned to the Company.

14. Entire  Agreement.  This Note  constitutes  the entire  agreement  among the
    -----------------
parties with regard to the subjects hereof, and supersedes and replaces any prior or contemporaneous negotiations, discussions, contracts or agreements, written or oral. The terms and conditions of this Note shall inure to the benefit of, and be binding upon, the respective successors and assigns of the parties. Nothing in this Note is intended to confer on any third party any rights, liabilities or obligations, except as specifically provided.

IN WITNESS WHEREOF, the Company has executed this Note as of the date first above written.


                                   CBCOM, INC.




                                    By
                                      -----------------
                                      Charles Lesser,
                                      Chief Financial Officer and
                                                   Secretary

                              NOTICE OF CONVERSION
                              --------------------
                   [To Be Signed Only upon Conversion of Note]


TO CBCOM, INC.:

                  The undersigned, the Lender of the foregoing Note, hereby surrenders such the Note for conversion into shares of Common Stock of CBCOM,
INC., to the extent of $         unpaid  principal  amount  of  such  Note,  and
                        ---------
requests that  the  certificates  for  such shares be issued in the name of, and
delivered to,                    , whose address is
            ---------------------                  ----------------------------.

         Dated:
               ------------------


                                        -------------------------------
                                        (Signature must conform in all respects
                                         to name of Lender as  specified on the
                                         face of the Note.)


                                        -------------------------------
                                                   (Address)

                                    EXHIBIT A

                            SCHEDULE OF LOANED FUNDS


Date of Loan                         Amount                  Notes
------------                         ------                  -----
April 24, 2000                       $53,000